UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 25, 2016, Clear Channel Outdoor Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

Pursuant to Section 4.03 of the Indenture, dated as of December 16, 2015, among Clear Channel International B.V. (“CCI BV”), the guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), paying agent, registrar, authentication agent and transfer agent (the “Indenture”), CCI BV, an indirect, wholly-owned subsidiary of the Company, agreed to furnish to the holders of its 8.75% senior notes due 2020 and the Trustee audited consolidated financial statements of CCI BV and its subsidiaries prepared in accordance with GAAP (the “Consolidated Financial Statements”), including a Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”). The Consolidated Financial Statements and the MD&A are furnished herewith as Exhibit 99.2 and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 25, 2016

99.2	Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 of Clear Channel International B.V. and Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: February 25, 2016	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 25, 2016

99.2	Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 of Clear Channel International B.V. and Management’s Discussion and Analysis of Financial Condition and Results of Operations